Exhibit 24.1
                                Power of Attorney

     KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Timothy Bryan his attorney-in-fact, with full power of substitution, for him in any and all capacities, to sign the annual report on Form 10-K for the year ended February 28, 1998 of United International Holdings, Inc. (the "Company"), to be filed with the Securities and Exchange Commission (the "Commission"), and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; granting unto said attorney-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, whereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done on behalf of the Company by virtue hereof.


                                     /s/ Gene W. Schneider
                                     -------------------------------------------
May 26, 1998                         Gene W. Schneider


                                     /s/ J. Timothy Bryan
                                     -------------------------------------------
May 26, 1998                         J. Timothy Bryan


                                     /s/ Albert M. Carollo
                                     -------------------------------------------
May 26, 1998                         Albert M. Carollo


                                     /s/ John P. Cole, Jr.
                                     -------------------------------------------
May 26, 1998                         John P. Cole, Jr.


                                     /s/ Valerie L. Cover
                                     -------------------------------------------
May 26, 1998                         Valerie L. Cover


                                     /s/ Lawrence F. DeGeorge
                                     -------------------------------------------
May 25, 1998                         Lawrence F. DeGeorge


                                     /s/ Lawrence J. DeGeorge
                                     -------------------------------------------
May 26, 1998                         Lawrence J. DeGeorge


                                     /s/ Antony P. Ressler
                                     -------------------------------------------
May 26, 1998                         Antony P. Ressler


                                     /s/ John F. Riordan
                                     -------------------------------------------
May 26, 1998                         John F. Riordan


                                     /s/ Curtis W. Rochelle
                                     -------------------------------------------
May 26, 1998                         Curtis W. Rochelle


                                     /s/ Mark L. Schneider
                                     -------------------------------------------
May 26, 1998                         Mark L. Schneider


                                     /s/ Bruce H. Spector
                                     -------------------------------------------
May 19, 1998                         Bruce H. Spector